UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2022, National Rural Utilities Cooperative Finance Corporation (the “Company”) entered into a Fourth Amended and Restated First Supplemental Note Purchase Agreement (the “Supplemental Note Purchase Agreement”) with Farmer Mac Mortgage Securities Corporation, a wholly-owned subsidiary of Federal Agricultural Mortgage Corporation (“Farmer Mac”), as Purchaser and Farmer Mac, as Guarantor, to amend the terms of notes issued pursuant to the Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011, as amended by the First Supplemental Note Purchase Agreement dated as of March 24, 2011, the Amended and Restated First Supplemental Note Purchase Agreement dated as of January 8, 2015, the Second Amended and Restated First Supplemental Note Purchase Agreement dated as of February 26, 2018 and the Third Amended and Restated First Supplemental Note Purchase Agreement dated as of May 20, 2021 (collectively, the “Master Note Purchase Agreement”), between the Company, Farmer Mac and Farmer Mac Mortgage Securities Corporation. The Supplemental Note Purchase Agreement increases the Maximum Purchase Amount from $5.5 billion to $6 billion, and extends the draw period for notes issued pursuant to the Master Note Purchase Agreement from June 30, 2026 to June 30, 2027, with successive automatic one-year renewals without notice by either party to the contrary, subject to the termination of the draw period by Farmer Mac or Farmer Mac Mortgage Securities Corporation upon 425 days’ prior written notice.

As of June 20, 2022, the Company has $3.1 billion of secured notes outstanding under the Master Note Purchase Agreement.

The foregoing summary is qualified in its entirety by reference to the full text of the Supplemental Note Purchase Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2022.

Item 9.01	Financial Statements and Exhibits

(d)       The following exhibit is filed as part of this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Yu Ling Wang
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated: June 21, 2022